   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 2001
                                                     REGISTRATION NOS. 333-58643
                                                                        811-8861
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]
                                PRE-EFFECTIVE AMENDMENT NO.    [ ]
                               POST-EFFECTIVE AMENDMENT NO. 4  [X]
                                                    AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                          AMENDMENT NO. 5  [X]
                            ------------------------

                           MORGAN STANLEY VALUE FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
              FORMERLY NAMED MORGAN STANLEY DEAN WITTER VALUE FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    C/O MORGAN STANLEY DEAN WITTER TRUST FSB
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    Copy to:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.
                            ------------------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

              [ ] immediately upon filing pursuant to paragraph (b)
              [X] on November 30, 2001 pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)
              [ ] on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Value Fund


A mutual fund that seeks total return                        [EQUITY FUND GRAPHIC]



                                               Prospectus      November 30, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                             INVESTMENT OBJECTIVE........................................    1

                                     PRINCIPAL INVESTMENT STRATEGIES.............................    1

                                     PRINCIPAL RISKS.............................................    1

                                     PAST PERFORMANCE............................................    3

                                     FEES AND EXPENSES...........................................    4

                                     ADDITIONAL INVESTMENT STRATEGY INFORMATION..................    5

                                     ADDITIONAL RISK INFORMATION.................................    6

                                     FUND MANAGEMENT.............................................    7

Shareholder Information              PRICING FUND SHARES.........................................    8

                                     HOW TO BUY SHARES...........................................    8

                                     HOW TO EXCHANGE SHARES......................................    9

                                     HOW TO SELL SHARES..........................................   11

                                     DISTRIBUTIONS...............................................   13

                                     TAX CONSEQUENCES............................................   13

                                     SHARE CLASS ARRANGEMENTS....................................   14

Financial Highlights                 ............................................................   21

Morgan Stanley Funds                 ................................................INSIDE BACK COVER

                                     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                                     PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

           INVESTMENT OBJECTIVE
[TARGET ICON]


Morgan Stanley Value Fund seeks total return.


           PRINCIPAL INVESTMENT STRATEGIES
[CHESS ICON]


The Fund will normally invest at least 65% of its assets in common stock that the Fund's "Sub-Advisor," Morgan Stanley Investments LP, believes is undervalued relative to the stock market in general. In deciding which securities to buy, hold or sell, the Sub-Advisor primarily considers price/earnings ratios, as well as price/book ratios and various other value measures. It pursues a disciplined value approach, backed by fundamental quantitative and qualitative analyses. Individual securities are selected based on a sequence of quantitative screens and qualitative research by in-house industry analysts.


                            The portfolio managers are part of a
                            multiple-manager, team system. Each manager works independently. The team has a team leader who performs certain oversight functions with respect to the overall portfolio structure.


                            The Fund's stock investments may include foreign securities held either directly or in the form of depositary receipts. However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.


-------------------------
TOTAL RETURN
An investment objective
having the goal of
selecting securities
with the potential to
rise in price and pay
out income.
-------------------------


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.



The remaining 35% of the Fund's assets may be invested in convertible and fixed-income securities.


In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

           PRINCIPAL RISKS
[SCALE ICON]


There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.



Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.



Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments, including the risks associated with convertible and fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

           PAST PERFORMANCE
[CALENDAR ICON]

The bar chart and table below provide some indication of the risks of investing in the Fund.
The Fund's past performance does not indicate how the Fund will perform in the future.


-------------------------
                                      ANNUAL TOTAL RETURNS -- CALENDAR YEARS
ANNUAL TOTAL RETURNS                                                                      The bar chart reflects
This chart shows how the                         [BAR CHART]                              the performance of Class
performance of the Fund's Class                                                           B shares; the performance
B shares has varied from year                                                             of the other Classes will
to year over the past two                                                                 differ because the
calendar years.                                                                           Classes have different
-------------------------                                                                 ongoing fees. The
                                                                                          performance information
                                                                                          in the bar chart does not
                                                                                          reflect the deduction of
                                                                                          sales charges; if these
                                                                                          amounts were reflected,
                                                                                          returns would be less
                                                                                          than shown. Year-to-date
                                                                                          total return as of
                                                                                          September 30, 2001 was
                                                                                          -6.32%.


                            [BAR CHART]


                                                                     ANNUAL
CALENDAR                                                             TOTAL
 YEARS                                                              RETURNS
--------                                                            -------
1999                                                                 -2.15%
2000                                                                 17.59



During the periods shown in the bar chart, the highest return for a calendar quarter was 14.20% (quarter ended June 30, 1999), and the lowest return for a calendar quarter was -15.45% (quarter ended September 30, 1999).



                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                                     -----------------------------------------------------------------------------
                                                                                                    LIFE OF FUND
                                                                                    PAST 1 YEAR   (SINCE 11/25/98)
                                     -----------------------------------------------------------------------------
                                      Class A                                        12.26%         3.85%
                                     -----------------------------------------------------------------------------
                                      Class B                                        12.59%         4.36%
                                     -----------------------------------------------------------------------------
                                      Class C                                        16.21%         5.75%
                                     -----------------------------------------------------------------------------
                                      Class D                                        18.96%         6.87%
                                     -----------------------------------------------------------------------------
                                      Standard & Poor's 500 Stock Index(1)           -9.10%         6.56%
                                     -----------------------------------------------------------------------------


                            (1) The Standard & Poor's 500 Index (S&P 500(R)) is
                                a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

-------------------------
AVERAGE ANNUAL TOTAL
RETURNS
This table compares the
Fund's average annual
total returns with those
of a broad measure of
market performance over
time. The Fund's returns
include the maximum
applicable sales charge
for each Class and
assume you sold your
shares at the end of
each period.
-------------------------

[CASH ICON]FEES AND EXPENSES


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



                                                                              CLASS A   CLASS B   CLASS C   CLASS D
                                     ------------------------------------------------------------------------------
                                      SHAREHOLDER FEES
                                     ------------------------------------------------------------------------------
                                      Maximum sales charge (load) imposed on
                                      purchases (as a percentage of offering
                                      price)                                   5.25%(1)   None      None      None
                                     ------------------------------------------------------------------------------
                                      Maximum deferred sales charge (load)
                                      (as a percentage based on the lesser
                                      of the offering price or net asset
                                      value at redemption)                      None(2) 5.00%(3)  1.00%(4)    None
                                     ------------------------------------------------------------------------------
                                      ANNUAL FUND OPERATING EXPENSES
                                     ------------------------------------------------------------------------------
                                      Management fee                           1.00%     1.00%     1.00%     1.00%
                                     ------------------------------------------------------------------------------
                                      Distribution and service (12b-1) fees    0.24%     1.00%     1.00%      None
                                     ------------------------------------------------------------------------------
                                      Other expenses                           0.21%     0.21%     0.21%     0.21%
                                     ------------------------------------------------------------------------------
                                      Total annual Fund operating expenses     1.45%     2.21%     2.21%     1.21%
                                     ------------------------------------------------------------------------------


                            (1) Reduced for purchases of $25,000 and over.

                            (2) Investments that are not subject to any sales
                                charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

                            (3) The CDSC is scaled down to 1.00% during the
                                sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

                            (4) Only applicable if you sell your shares within
                                one year after purchase.

-------------------------
SHAREHOLDER FEES
These fees are paid
directly from your
investment.

-------------------------

-------------------------


ANNUAL FUND OPERATING
EXPENSES
These expenses are
deducted from the Fund's
assets and are based on
expenses paid for the
fiscal year ended
September 30, 2001.


-------------------------

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


            IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
------------------------------------------------   -------------------------------------
           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------   -------------------------------------
 Class A    $665     $960     $1,276     $2,169     $665     $960     $1,276     $2,169
------------------------------------------------   -------------------------------------
 Class B    $724     $991     $1,385     $2,544     $224     $691     $1,185     $2,544
------------------------------------------------   -------------------------------------
 Class C    $324     $691     $1,185     $2,544     $224     $691     $1,185     $2,544
------------------------------------------------   -------------------------------------
 Class D    $123     $384     $  665     $1,466     $123     $384     $  665     $1,466
------------------------------------------------   -------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


           ADDITIONAL INVESTMENT STRATEGY INFORMATION
[CHESS ICON]

This section provides additional information relating to the Fund's principal investment strategies.

Convertible and Fixed-Income Securities. The Fund may invest up to 35% of its assets in (i) convertible securities which may be rated below investment grade (commonly known as "junk bonds"), (ii) investment grade fixed-income securities, and (iii) U.S. government securities.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


           ADDITIONAL RISK INFORMATION
[SCALE ICON]

This section provides additional information relating to the principal risks of investing in the Fund.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The convertible securities in which the Fund may invest may be below investment grade. Securities below investment grade are commonly known as "junk bonds" and have speculative characteristics.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade fixed-income securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

Junk Bonds. Fund investments in convertible securities rated lower than investment grade (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

           FUND MANAGEMENT
[PEOPLE ICON]


                            The Fund has retained the Investment
                            Manager -- Morgan Stanley Investment Advisors
                            Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investments LP -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.



                            The Sub-Advisor, together with its institutional investment management affiliates, manages assets of approximately $162 billion as of October 31, 2001 for investment companies, employee benefit plans, endowments, foundations and other institutional investors. The Sub-Advisor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. The Sub-Advisor's address is One Tower Bridge, West Conshohocken, PA 19428.


-------------------------

MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager
is widely recognized as
a leader in the mutual
fund industry and
together with Morgan
Stanley Services Company
Inc., its wholly-owned
subsidiary, had
approximately $135
billion in assets under
management as of October
31, 2001.


-------------------------


The Fund is managed by the Large Cap Value Equity team and the Small/Mid Cap Value/Core team. The Large Cap Value Equity team currently includes Richard M. Bohler, an Executive Director of the Sub-Advisor, and the Small/Mid Cap Value/Core team currently includes Steven Epstein, an Executive Director of the Sub-Advisor, Brian Krump, an Executive Director of the Sub-Advisor, and Eric Scharpf, a Vice President of the Sub-Advisor.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal year ended September 30, 2001, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the Fund's average daily net assets.

Shareholder Information

           PRICING FUND SHARES
[DOLLAR ICON]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

           HOW TO BUY SHARES
[HANDS ICON]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative.


                            Your Financial Advisor will assist you,
                            step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                            Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                            Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

-------------------------

CONTACTING A
FINANCIAL ADVISOR
If you are new to the
Morgan Stanley Funds and
would like to contact a
Financial Advisor, call
toll-free 1-866-MORGAN8
for the telephone number
of the Morgan Stanley
office nearest you. You
may also access our
office locator on our
Internet site at:
www.morganstanley.com/funds

-------------------------

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the
 8
third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

                                     MINIMUM INVESTMENT AMOUNTS
                                     --------------------------------------------------------------------------------------
                                                                                                     MINIMUM INVESTMENT
                                                                                                 --------------------------
                                     INVESTMENT OPTIONS                                          INITIAL         ADDITIONAL
                                     --------------------------------------------------------------------------------------
                                      Regular Accounts                                           $1,000             $100
                                     --------------------------------------------------------------------------------------
                                      Individual Retirement
                                      Accounts:                           Regular IRAs           $1,000             $100
                                                                          Education IRAs         $  500             $100
                                     --------------------------------------------------------------------------------------
                                      EasyInvest(SM)
                                      (Automatically from your checking or savings account
                                      or Money Market Fund)                                      $  100*            $100*
                                     --------------------------------------------------------------------------------------

                            * Provided your schedule of investments totals $1,000 in twelve months.

-------------------------

EASYINVEST (SM)
A purchase plan that
allows you to transfer
money automatically from
your checking or savings
account or from a Money
Market Fund on a
semi-monthly, monthly or
quarterly basis. Contact
your Morgan Stanley
Financial Advisor for
further information
about this service.


-------------------------

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options For Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley Value Fund.


- Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

           HOW TO EXCHANGE SHARES
[ARROWS ICON]

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund,

North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.



Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


           HOW TO SELL SHARES
[HANDS ICON]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS              PROCEDURES
---------------------------------------------------------------------------------

 CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR   Financial Advisor or other authorized financial
 [PHONE ICON]        representative.
                     ------------------------------------------------------------
                     Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
---------------------------------------------------------------------------------
 BY LETTER            You can also sell your shares by writing a "letter of
 [LETTER ICON]        instruction" that includes:
                      - your account number;
                      - the name of the Fund;
                      - the dollar amount or the number of shares you wish to
                      sell;
                      - the Class of shares you wish to sell; and
                      - the signature of each owner as it appears on the account.
                     ------------------------------------------------------------
                      If you are requesting payment to anyone other than the
                      registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                      pre-designated bank account, you will need a signature
                      guarantee. You can obtain a signature guarantee from an
                      eligible guarantor acceptable to Morgan Stanley Dean Witter
                      Trust FSB. (You should contact Morgan Stanley Dean Witter
                      Trust FSB at (800) 869-NEWS for a determination as to
                      whether a particular institution is an eligible guarantor.)
                      A notary public cannot provide a signature guarantee.
                      Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

OPTIONS              PROCEDURES
---------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                      P.O. Box 983, Jersey City, NJ 07303. If you hold share
                      certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                      instructions.
---------------------------------------------------------------------------------
 SYSTEMATIC           If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN      total market value of at least $10,000, you may elect to
 [ARROWS ICON]        withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                      add a fund to the plan, you must meet the plan
                      requirements.
                     ------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A
                      CDSC may be waived under certain circumstances. See the
                      Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                     ------------------------------------------------------------
                      To sign up for the systematic withdrawal plan, contact your
                      Morgan Stanley Financial Advisor or call (800) 869-NEWS.
                      You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of
                      shares, not Fund "distributions," and ultimately may
                      exhaust your account balance. The Fund may terminate or
                      revise the plan at any time.
---------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

           DISTRIBUTIONS
[CHECK BOX ICON]

                            The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


                            The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


-------------------------

TARGETED DIVIDENDS(SM)
You may select to have
your Fund distributions
automatically invested
in other Classes of Fund
shares or Classes of
another Morgan Stanley
Fund that you own.
Contact your Morgan
Stanley Financial
Advisor for further
information about this
service.

-------------------------

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[1040 ICON]
TAX CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and


- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 31% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ABCD ICON]
SHARE CLASS ARRANGEMENTS


The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                           MAXIMUM
CLASS    SALES CHARGE                                                  ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------
 A       Maximum 5.25% initial sales charge reduced for purchase of
         $25,000 or more; shares sold without an initial sales charge
         are generally subject to a 1.0% CDSC during first year.         0.25%
---------------------------------------------------------------------------------------
 B       Maximum 5.0% CDSC during the first year decreasing to 0%
         after six years.                                                1.00%
---------------------------------------------------------------------------------------
 C       1.0% CDSC during first year                                     1.00%
---------------------------------------------------------------------------------------
 D       None                                                             None
---------------------------------------------------------------------------------------


 CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as
 14
with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.



The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                                                   FRONT-END SALES CHARGE
                                                                       ----------------------------------------------
                                     AMOUNT OF                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
                                     SINGLE TRANSACTION                PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
                                     --------------------------------------------------------------------------------
                                      Less than $25,000                    5.25%                   5.54%
                                     --------------------------------------------------------------------------------
                                      $25,000 but less than $50,000        4.75%                   4.99%
                                     --------------------------------------------------------------------------------
                                      $50,000 but less than $100,000       4.00%                   4.17%
                                     --------------------------------------------------------------------------------
                                      $100,000 but less than $250,000      3.00%                   3.09%
                                     --------------------------------------------------------------------------------
                                      $250,000 but less than $500,000      2.50%                   2.56%
                                     --------------------------------------------------------------------------------
                                      $500,000 but less than $1
                                      million                              2.00%                   2.04%
                                     --------------------------------------------------------------------------------
                                      $1 million and over                  0.00%                   0.00%
                                     --------------------------------------------------------------------------------


-------------------------
FRONT-END SALES CHARGE
OR FSC
An initial sales charge
you pay when purchasing
Class A shares that is
based on a percentage of
the offering price. The
percentage declines
based upon the dollar
value of Class A shares
you purchase. We offer
three ways to reduce
your Class A sales
charges - the Combined
Purchase Privilege,
Right of Accumulation
and Letter of Intent.

-------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distribution, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.



You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based-fee for investment advisory, administrative and/or brokerage services.



- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.



- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

 CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                                             CDSC AS A PERCENTAGE
                                     YEAR SINCE PURCHASE PAYMENT MADE                         OF AMOUNT REDEEMED
                                     ----------------------------------------------------------------------------
                                      First                                                      5.0%
                                     ----------------------------------------------------------------------------
                                      Second                                                     4.0%
                                     ----------------------------------------------------------------------------
                                      Third                                                      3.0%
                                     ----------------------------------------------------------------------------
                                      Fourth                                                     2.0%
                                     ----------------------------------------------------------------------------
                                      Fifth                                                      2.0%
                                     ----------------------------------------------------------------------------
                                      Sixth                                                      1.0%
                                     ----------------------------------------------------------------------------
                                      Seventh and thereafter                                     None
                                     ----------------------------------------------------------------------------

-------------------------

CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you
sell shares of certain
Morgan Stanley Funds
purchased without an
initial sales charge.
This fee declines the
longer you hold your
shares as set forth in
the table.


-------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).



- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.


- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which Plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the Plan, you may later resume Plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.



Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)



In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.



In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.



 CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


 CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:


- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.



- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the

  Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.



- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.



Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


 PLAN OF DISTRIBUTION (RULE 12B-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



CLASS A SHARES++
----------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                              FOR THE YEAR             FOR THE YEAR          NOVEMBER 25, 1998*
                                                 ENDED                    ENDED                    THROUGH
                                           SEPTEMBER 30, 2001       SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period         $10.33                   $ 9.30                   $10.00
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
    Net investment income                          0.06                     0.05                     0.05
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
      (loss)                                       0.35                     0.98                    (0.74)
----------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                   0.41                     1.03                    (0.69)
----------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS IN EXCESS OF NET
   INVESTMENT INCOME                                 --                       --                    (0.01)
----------------------------------------------------------------------------------------------------------------
    Net asset value, end of period               $10.74                   $10.33                   $ 9.30
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     3.97%                   11.08%                   (6.88)%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3)
----------------------------------------------------------------------------------------------------------------
    Expenses                                       1.45%                    1.58%                    1.59%(2)
----------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                   0.50%                    0.51%                    0.54%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
    Net assets, end of period, in
      thousands                                 $26,350                   $7,335                   $5,779
----------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                          45%                     158%                      52%(1)
----------------------------------------------------------------------------------------------------------------



*Commencement of operations.



++The per share amounts were computed using an average number of shares outstanding during the period.



+Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.



(1)Not annualized.



(2)Annualized.



(3)Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES++
----------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                              FOR THE YEAR             FOR THE YEAR          NOVEMBER 25, 1998*
                                                 ENDED                    ENDED                    THROUGH
                                           SEPTEMBER 30, 2001       SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period          $10.20                    $9.25                   $10.00
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
    Net investment loss                            (0.03)                   (0.02)                   (0.02)
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
      (loss)                                        0.35                     0.97                    (0.72)
----------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                    0.32                     0.95                    (0.74)
----------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS IN EXCESS OF NET
   INVESTMENT INCOME                                  --                       --                    (0.01)
----------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                $10.52                   $10.20                    $9.25
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                      3.14%                   10.27%                   (7.45)%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3)
----------------------------------------------------------------------------------------------------------------
    Expenses                                        2.21%                    2.34%                    2.34%(2)
----------------------------------------------------------------------------------------------------------------
    Net investment loss                            (0.26)%                  (0.25)%                  (0.21)%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
    Net assets, end of period, in
      thousands                                 $470,659                 $115,873                 $122,040
----------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                           45%                     158%                      52%(1)
----------------------------------------------------------------------------------------------------------------



*Commencement of operations.



++The per share amounts were computed using an average number of shares outstanding during the period.



+Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.



(1)Not annualized.



(2)Annualized.



(3)Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES++
----------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                              FOR THE YEAR             FOR THE YEAR          NOVEMBER 25, 1998*
                                                 ENDED                    ENDED                    THROUGH
                                           SEPTEMBER 30, 2001       SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period         $10.20                   $ 9.26                   $10.00
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
    Net investment loss                           (0.03)                   (0.02)                   (0.01)
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
      (loss)                                       0.35                     0.96                    (0.72)
----------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                   0.32                     0.94                    (0.73)
----------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS IN EXCESS OF NET
   INVESTMENT INCOME                                 --                       --                    (0.01)
----------------------------------------------------------------------------------------------------------------
    Net asset value, end of period               $10.52                   $10.20                   $ 9.26
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     3.14%                   10.15%                   (7.35)%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3)
----------------------------------------------------------------------------------------------------------------
    Expenses                                       2.21%                    2.34%                    2.21%(2)
----------------------------------------------------------------------------------------------------------------
    Net investment loss                           (0.26)%                  (0.25)%                  (0.08)%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
    Net assets, end of period, in
      thousands                                 $28,097                   $6,349                   $6,263
----------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                          45%                     158%                      52%(1)
----------------------------------------------------------------------------------------------------------------



*Commencement of operations.



++The per share amounts were computed using an average number of shares outstanding during the period.



+Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.



(1)Not annualized.



(2)Annualized.



(3)Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES++
----------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                              FOR THE YEAR             FOR THE YEAR          NOVEMBER 25, 1998*
                                                 ENDED                    ENDED                    THROUGH
                                           SEPTEMBER 30, 2001       SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period         $10.39                   $ 9.32                   $10.00
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
    Net investment income                          0.09                     0.07                     0.06
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
      (loss)                                       0.35                     1.00                    (0.72)
----------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                   0.44                     1.07                    (0.66)
----------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS IN EXCESS OF NET
   INVESTMENT INCOME                                 --                       --                    (0.02)
----------------------------------------------------------------------------------------------------------------
    Net asset value, end of period               $10.83                   $10.39                   $ 9.32
----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     4.23%                   11.48%                   (6.65)%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3)
----------------------------------------------------------------------------------------------------------------
    Expenses                                       1.21%                    1.34%                    1.34%(2)
----------------------------------------------------------------------------------------------------------------
    Net investment income                          0.74%                    0.75%                    0.79%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
    Net assets, end of period, in
      thousands                                 $13,944                   $4,156                      $66
----------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                          45%                     158%                      52%(1)
----------------------------------------------------------------------------------------------------------------



*Commencement of operations.



++The per share amounts were computed using an average number of shares outstanding during the period.



+Calculated based on the net asset value as of the last business day of the period.



(1)Not annualized.



(2)Annualized.



(3)Reflects overall Fund ratios for investment income and non-class specific expenses.

MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------



- GLOBAL/INTERNATIONAL FUNDS                    Mid-Cap Value Fund                   - INCOME FUNDS
                                                Nasdaq-100 Index Fund
   Competitive Edge Fund - "Best Ideas"                                                 Diversified Income Trust
   Portfolio                                    Natural Resource Development
                                                Securities                              Federal Securities Trust
   European Growth Fund
                                                New Discoveries Fund                    High Yield Securities
   Fund of Funds - International Portfolio
                                                Next Generation Trust                   Intermediate Income Securities
   Global Dividend Growth Securities
                                                Small Cap Growth Fund                   Liquid Asset Fund (MM)
   Global Utilities Fund
                                                Special Value Fund                      North American Government Income Trust
   International Fund
                                                Tax-Managed Growth Fund                 Short-Term Bond Fund (NL)
   International SmallCap Fund
                                                Technology Fund                         Short-Term U.S. Treasury Trust
   International Value Equity Fund
                                             - GROWTH + INCOME FUNDS                    U.S. Government Money Market Trust (MM)
   Japan Fund
                                                                                        U.S. Government Securities Trust
   Latin American Growth Fund                   Balanced Growth Fund
                                                                                     - TAX-FREE INCOME FUNDS
   Pacific Growth Fund                          Balanced Income Fund

- GROWTH FUNDS                                  Convertible Securities Trust            California Tax-Free Daily Income Trust (MM)

                                                Dividend Growth Securities              California Tax-Free Income Fund
   21st Century Trend Fund
                                                Equity Fund                             Hawaii Municipal Trust (FSC)
   Aggressive Equity Fund
                                                Fund of Funds - Domestic Portfolio      Limited Term Municipal Trust (NL)
   All Star Growth Fund
                                                Income Builder Fund                     Multi-State Municipal Series Trust (FSC)
   American Opportunities Fund
                                                Real Estate Fund                        New York Municipal Money Market Trust (MM)
   Capital Growth Securities
                                                S&P 500 Index Fund                      New York Tax-Free Income Fund
   Developing Growth Securities Trust
                                                S&P 500 Select Fund                     Tax-Exempt Securities Trust
   Financial Services Trust
                                                Strategist Fund                         Tax-Free Daily Income Trust (MM)
   Growth Fund
                                                Total Market Index Fund
   Health Sciences Trust
                                                Total Return Trust
   Information Fund
                                                Utilities Fund
   KLD Social Index Fund
                                                Value Fund
   Market Leader Trust
                                                Value-Added Market Series/
   Mid-Cap Equity Trust                         Equity Portfolio


--------------------------------------------------------------------------------
 There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

 Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

      Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                   (800) 869-NEWS


      You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:



                             www.morganstanley.com/funds


      Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
      (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

       TICKER SYMBOLS:


         Class A:       VLUAX          Class C:       VLUCX
         ---------------------         --------------------
         Class B:       VLUBX          Class D:       VLUDX
         ---------------------         --------------------


      (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8861)
                                                           [MORGAN STANLEY LOGO]

   Morgan Stanley
   Value Fund

                                                           [EQUITY FUND GRAPHIC]

   A mutual fund that seeks
   total return



                 Prospectus      November 30, 2001

STATEMENT OF ADDITIONAL INFORMATION
                                                        MORGAN STANLEY
NOVEMBER 30, 2001                                       VALUE FUND


--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus. The Prospectus (dated November 30, 2001) for the Morgan Stanley Value Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Value Fund


c/o Morgan Stanley Dean Witter Trust FSB


Harborside Financial Center, Plaza Two


Jersey City, NJ 07311

(800) 869-NEWS

TABLE OF CONTENTS

--------------------------------------------------------------------------------

I.     Fund History................................................      4
II.    Description of the Fund and Its Investments and Risks.......      4
            A.  Classification.....................................      4
            B.  Investment Strategies and Risks....................      4
            C.  Fund Policies/Investment Restrictions..............     13
III.   Management of the Fund......................................     14
            A.  Board of Trustees..................................     14
            B.  Management Information.............................     14
            C.  Compensation.......................................     19
IV.    Control Persons and Principal Holders of Securities.........     21
V.     Investment Management and Other Services....................     21
            A.  Investment Manager and Sub-Advisor.................     21
            B.  Principal Underwriter..............................     22
            C.  Services Provided by the Investment Manager and the
                Sub-Advisor........................................     22
            D.  Dealer Reallowances................................     23
            E.  Rule 12b-1 Plan....................................     23
            F.  Other Service Providers............................     27
            G.  Codes of Ethics....................................     28
VI.    Brokerage Allocation and Other Practices....................     28
            A.  Brokerage Transactions.............................     28
            B.  Commissions........................................     28
            C.  Brokerage Selection................................     29
            D.  Directed Brokerage.................................     30
            E.  Regular Broker-Dealers.............................     30
VII.   Capital Stock and Other Securities..........................     30
VIII.  Purchase, Redemption and Pricing of Shares..................     31
            A.  Purchase/Redemption of Shares......................     31
            B.  Offering Price.....................................     32
IX.    Taxation of the Fund and Shareholders.......................     33
X.     Underwriters................................................     35
XI.    Calculation of Performance Data.............................     35
XII.   Financial Statements........................................     36

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian"--The Bank of New York.


     "Distributor"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Financial Advisors"--Morgan Stanley authorized financial services representatives.



     "Fund"--Morgan Stanley Value Fund, a registered open-end investment company.


     "Independent Trustees"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



     "Morgan Stanley & Co."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Morgan Stanley DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Morgan Stanley Funds"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.



     "Morgan Stanley Services"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



     "Sub-Advisor"--Morgan Stanley Investments LP, an indirect subsidiary of Morgan Stanley.



     "Transfer Agent"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees"--The Board of Trustees of the Fund.

I.   FUND HISTORY
--------------------------------------------------------------------------------


     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 9, 1998 with the name Morgan Stanley Dean Witter Value Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Value Fund.

II.   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.  CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is total return.


B.  INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Sub-Advisor also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to place cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses.

     SPDRS. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

     SPDRs have the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDRs' expenses.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents, U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest in warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing it. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.  FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

          1. Seek total return.

     The Fund may not:

          1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by the United States government, its agencies or instrumentalities) except that the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund (a "Qualifying Portfolio").

          2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

          3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          7. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money; or (c) lending portfolio securities.

          8. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by the Fund is not deemed to be a loan.)

          9. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

          10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          11. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

          12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

          13. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Fund and collateral arrangements with respect to initial or variation margin for futures by the Fund are not deemed to be pledges of assets.)

          14. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PORTFOLIO TURNOVER


     For the fiscal years ended September 30, 2000 and September 30, 2001, the Fund's portfolio turnover rates were 158% and 45%, respectively. This variation resulted from the portfolio managers' response to varying market conditions during these periods.


III.   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.  BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.  MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Michael Bozic (60).........................................  Retired; Director or Trustee of the Morgan Stanley
Trustee                                                      Funds; formerly Vice Chairman of Kmart Corporation
c/o Mayer, Brown & Platt                                     (December 1998-October 2000), Chairman and Chief
Counsel to the Independent Trustees                          Executive Officer of Levitz Furniture Corporation
1675 Broadway                                                (November 1995-November 1998) and President and
New York, New York                                           Chief Executive Officer of Hills Department Stores
                                                             (May 1991-July 1995); formerly variously Chairman,
                                                             Chief Executive Officer, President and Chief
                                                             Operating Officer (1987-1991) of the Sears
                                                             Merchandise Group of Sears, Roebuck and Co.;
                                                             Director of Weirton Steel Corporation.




Charles A. Fiumefreddo* (68)...............................  Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                                 Officer of the Morgan Stanley Funds; formerly
Executive Officer and Trustee                                Chairman, Chief Executive Officer and Director of
c/o Morgan Stanley Dean Witter Trust FSB                     the Investment Manager, the Distributor and Morgan
Harborside Financial Center, Plaza Two                       Stanley Services, Executive Vice President and
Jersey City, New Jersey                                      Director of Morgan Stanley DW, Chairman and
                                                             Director of the Transfer Agent, and Director and/or
                                                             officer of various Morgan Stanley subsidiaries
                                                             (until June 1998).




Edwin J. Garn (69).........................................  Director or Trustee of the Morgan Stanley Funds;
Trustee                                                      formerly United States Senator (R-Utah)(1974-1992)
c/o Summit Ventures LLC                                      and Chairman, Senate Banking Committee (1980-1986);
1 Utah Center                                                formerly Mayor of Salt Lake City, Utah (1971-1974);
201 S. Main Street                                           formerly Astronaut, Space Shuttle Discovery (April
City, Utah                                                   12-19, 1985); formerly Vice Chairman, Huntsman
                                                             Corporation (chemical company) (1993-1999);
                                                             Director of Franklin Covey (time management
                                                             systems), BMW Bank of North America, Inc.
                                                             (industrial loan corporation), United Space
                                                             Alliance (joint venture between Lockheed Martin and
                                                             the Boeing Company) and Nuskin Asia Pacific
                                                             (multilevel marketing); member of the Utah Regional
                                                             Advisory Board of Pacific Corp.; member of the
                                                             board of various civic and charitable
                                                             organizations.




         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Wayne E. Hedien (67).......................................  Retired; Director or Trustee of the Morgan Stanley
Trustee                                                      Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                                     mortgage insurance); Trustee and Vice Chairman of
Counsel to the Independent Trustees                          The Field Museum of Natural History; formerly
1675 Broadway                                                associated with the Allstate Companies (1966-1994),
New York, New York                                           most recently as Chairman of The Allstate
                                                             Corporation (March 1993-December 1994) and Chairman
                                                             and Chief Executive Officer of its wholly-owned
                                                             subsidiary, Allstate Insurance Company (July 1989-
                                                             December 1994); director of various other business
                                                             and charitable organizations.




James F. Higgins* (53).....................................  Chairman of the Individual Investor Group of Morgan
Trustee                                                      Stanley (since August 2000); Director of the
c/o Morgan Stanley Dean Witter Trust FSB                     Transfer Agent the Distributor and Dean Witter
Harborside Financial Center, Plaza Two                       Realty Inc.; Director or Trustee of the Morgan
Jersey City, New Jersey                                      Stanley Funds (since June 2000); previously
                                                             President and Chief Operating Officer of the
                                                             Private Client Group of Morgan Stanley (May
                                                             1999-August 2000), President and Chief Operating
                                                             Officer of Individual Securities of Morgan Stanley
                                                             (February 1997-May 1999), President and Chief
                                                             Operating Officer of Dean Witter Securities of
                                                             Morgan Stanley (1995-February 1997) and Director
                                                             (1985-1997) of Morgan Stanley DW.



Dr. Manuel H. Johnson (52).................................  Senior Partner, Johnson Smick International, Inc.,
Trustee                                                      a consulting firm; Co-Chairman and a founder of the
c/o Johnson Smick International, Inc.                        Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                                economic commission; Chairman of the Audit
Washington, D.C.                                             Committee and Director or Trustee of the Morgan
                                                             Stanley Funds; Director of NVR, Inc. (home
                                                             construction); Chairman and Trustee of the
                                                             Financial Accounting Foundation (oversight
                                                             organization of the Financial Accounting Standards
                                                             Board); formerly Vice Chairman of the Board of
                                                             Governors of the Federal Reserve System and
                                                             Assistant Secretary of the U.S. Treasury.



         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Michael E. Nugent (65).....................................  General Partner, Triumph Capital, L.P., a private
Trustee                                                      investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                                    Committee and Director or Trustee of the Morgan
237 Park Avenue                                              Stanley Funds; director/trustee of various
New York, New York                                           investment companies managed by Morgan Stanley
                                                             Investment Management Inc. and Morgan Stanley
                                                             Investments LP (since July 2001); formerly Vice
                                                             President, Bankers Trust Company and BT Capital
                                                             Corporation; director of various business
                                                             organizations.




Philip J. Purcell* (58)....................................  Chairman of the Board of Directors and Chief
Trustee                                                      Executive Officer of Morgan Stanley, Morgan Stanley
1585 Broadway                                                DW and Novus Credit Services Inc.; Director of the
New York, New York                                           Distributor; Director or Trustee of the Morgan
                                                             Stanley Funds; Director of American Airlines, Inc.
                                                             and its parent company, AMR Corporation; Director
                                                             and/or officer of various Morgan Stanley
                                                             subsidiaries.



John L. Schroeder (71).....................................  Retired; Chairman of the Derivatives Committee and
Trustee                                                      Director or Trustee of the Morgan Stanley Funds;
c/o Mayer, Brown & Platt                                     Director of Citizens Communications Company
Counsel to the Independent Trustees                          (telecommunications company); formerly Executive
1675 Broadway                                                Vice President and Chief Investment Officer of the
New York, New York                                           Home Insurance Company (August 1991-September
                                                             1995).




Mitchell M. Merin (48).....................................  President and Chief Operating Officer of Morgan
President                                                    Stanley Investment Management (since December
1221 Avenue of the Americas                                  1998); President and Director (since April 1997)
New York, New York                                           and Chief Executive Officer (since June 1998) of
                                                             the Investment Manager and Morgan Stanley Services;
                                                             Chairman, Chief Executive Officer and Director of
                                                             the Distributor (since June 1998); Chairman and
                                                             Chief Executive Officer (since June 1998) and
                                                             Director (since January 1998) of the Transfer
                                                             Agent; Director of various Morgan Stanley
                                                             subsidiaries; President of the Morgan Stanley Funds
                                                             (since May 1999); Trustee of various Van Kampen
                                                             investment companies (since December 1999);
                                                             previously Chief Strategic Officer of the
                                                             Investment Manager and Morgan Stanley Services and
                                                             Executive Vice President of the Distributor (April
                                                             1997-June 1998), Vice President of the Morgan
                                                             Stanley Funds (May 1997-April 1999), and Executive
                                                             Vice President of Morgan Stanley.



         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Barry Fink (46)............................................  General Counsel (since May 2000) and Managing
Vice President,                                              Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                                Investment Management; Managing Director (since
1221 Avenue of Americas                                      December 2000) and Secretary and General Counsel
New York, New York                                           (since February 1997) and Director (since July
                                                             1998) of the Investment Manager and Morgan Stanley
                                                             Services; Vice President, Secretary and General
                                                             Counsel of the Morgan Stanley Funds (since February
                                                             1997); Vice President and Secretary of the
                                                             Distributor; previously, Senior Vice President
                                                             (March 1997-December 1999), First Vice President,
                                                             Assistant Secretary and Assistant General Counsel
                                                             of the Investment Manager and Morgan Stanley
                                                             Services.



Thomas F. Caloia (55)......................................  First Vice President and Assistant Treasurer of the
Treasurer c/o Morgan Stanley Dean Witter Trust FSB           Investment Manager, the Distributor and Morgan
Harborside Financial Center, Plaza Two                       Stanley Services; Treasurer of the Morgan Stanley
Jersey City, New Jersey                                      Funds.



------------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund. Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.


     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.



     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.



     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.  COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended September 30, 2001:


                               FUND COMPENSATION


                                                                AGGREGATE
                                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   --------------
Michael Bozic...............................................      $1,650
Edwin J. Garn...............................................       1,650
Wayne E. Hedien.............................................       1,650
Dr. Manuel H. Johnson.......................................       2,400
Michael E. Nugent...........................................       2,150
John L. Schroeder...........................................       2,150



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                              TOTAL CASH COMPENSATION
                                                                FOR SERVICES TO 97
                NAME OF INDEPENDENT TRUSTEE                    MORGAN STANLEY FUNDS
                ---------------------------                   -----------------------
Michael Bozic...............................................         $146,917
Edwin J. Garn...............................................          151,717
Wayne E. Hedien.............................................          151,567
Dr. Manuel H. Johnson.......................................          223,655
Michael E. Nugent...........................................          199,759
John L. Schroeder...........................................          194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Funds as of the calendar year ended December 31, 2000.


------------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                                                                RETIREMENT     ESTIMATED
                                                                                 BENEFITS       ANNUAL
                                                 ESTIMATED                      ACCRUED AS   BENEFITS UPON
                                               CREDITED YEARS     ESTIMATED      EXPENSES     RETIREMENT
                                               OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                                 RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
         NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)    COMPENSATION      FUNDS        FUNDS(2)
         ---------------------------           --------------   -------------   ----------   -------------
Michael Bozic................................        10             60.44%       $20,001        $52,885
Edwin J. Garn................................        10             60.44         29,348         52,817
Wayne E. Hedien..............................         9             51.37         37,886         44,952
Dr. Manuel H. Johnson........................        10             60.44         21,187         77,817
Michael E. Nugent............................        10             60.44         36,202         69,506
John L. Schroeder............................         8             50.37         65,337         53,677


---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following owned 5% or more of the outstanding shares of Class A as of November 7, 2001: Mr. Philip J. Purcell, c/o Ms. Ellie Currie, 2500 Lake Cook Road, Riverwoods, IL 60015 -- 5.029%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of November 7, 2001: Morgan Stanley Dean Witter Trust FSB, Mitchell M. Merin 2000 Charitable Lead Annuity Trust, 12-14-2000, P.O. Box 503, Jersey City, NJ 07303-0503 -- 15.741%; Gerlach & Co.
FBO, Citibank N.A., Surcursal DH LIMA/IN CARTADM 95272, 3800 Citibank Center B3-14, Tampa, FL 33630 -- 13.171%; Mitchell M. Merin & Miriam M. Merin, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, NY 10020 -- 7.458%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A.  INVESTMENT MANAGER AND SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



     The Sub-Advisor is Morgan Stanley Investments LP, a Pennsylvania limited liability partnership founded in 1969, and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. The Sub-Advisor is located at One Tower Bridge, West Conshohocken, PA 19428.



     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period November 25, 1998 (commencement of operations) through September 30, 1999, and the fiscal years ended September 30, 2000 and September 30, 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $705,858, $1,267,023 and $3,388,680, respectively.


     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund's portfolio. As compensation for its service, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation. For the period November 25, 1998 through September 30, 1999, and the fiscal years ended September 30, 2000 and September 30, 2001, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amounts of $470,572, $506,809 and $1,355,472, respectively.



     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


B.  PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to the Fund's investments and to manage the Fund's portfolio.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement or the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D.  DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.  RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period November 25, 1998 (commencement of operations) through September 30, 1999 and the fiscal years ended September 30, 2000 and September 30, 2001 in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                                             FOR THE PERIOD
                                                                            NOVEMBER 25, 1998
                                                                                 THROUGH
                                                                              SEPTEMBER 30,
                                                                           -------------------
                                      2001                  2000                  1999
                               -------------------   -------------------   -------------------
Class A......................    FSCs:(1) $286,925      FSCs:(1) $ 24,358      FSCs:(1) $ 44,525
                                CDSCs:    $  2,003     CDSCs:    $      0     CDSCs:    $     20
Class B......................   CDSCs:    $645,894     CDSCs:    $502,288     CDSCs:    $398,990
Class C......................   CDSCs:    $  7,090     CDSCs:    $  5,655     CDSCs:    $ 11,750


---------------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended September 30, 2001, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $35,991, $2,947,481 and $174,348, respectively, which amounts are equal to 0.24%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or
(iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.



     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).



     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.



     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $22,068,741 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 16.16% ($3,565,980)--advertising and promotional expenses; (ii) 0.14% ($31,141)--printing of prospectuses for distribution to other than current shareholders; and (iii) 83.70% ($18,471,620)--other expenses, including the gross sales credit and the carrying charge, of which 5.71% ($1,054,504) represents carrying charges, 39.04% ($7,210,686) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 55.25% ($10,206,430) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $15,333,548 as of September 30, 2001 (the end of the Fund's fiscal year), which was equal to 3.26% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.  OTHER SERVICE PROVIDERS

  (1)  TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2)  CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3)  AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.  CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

VI.   BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.  BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period November 25, 1998 (commencement of operations) through September 30, 1999 and the fiscal years ended September 30, 2000 and September 30, 2001, the Fund paid a total of $383,895, $609,585 and $891,816 respectively, in brokerage commissions.


B.  COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the period November 25, 1998 (commencement of operations) through September 30, 1999 and the fiscal years ended September 30, 2000 and September 30, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.



     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



     During the period ended September 30, 1999 and the fiscal years ended September 30, 2000 and September 30, 2001, the Fund did not pay any brokerage commissions to Morgan Stanley DW.



     During the period November 25, 1998 (commencement of operations) through September 30, 1999 and the fiscal year ended September 30, 2000, the Fund did not pay any brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30, 2001, the Fund paid a total of $138,009 to Morgan Stanley & Co. During the fiscal year ended September 30, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 15.48% of the total brokerage commissions paid by the Fund during the year and were paid on account of transaction having an aggregate dollar value equal to approximately 26.30% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C.  BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.



     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of each of the Investment Manager, the Sub-Advisor and certain of their affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D.  DIRECTED BROKERAGE


     During the fiscal year ended September 30, 2001, the Fund paid $488,835 in brokerage commissions in connection with transactions in the aggregate amount of $290,661,819 to brokers because of research services provided.


E.  REGULAR BROKER-DEALERS


     During the fiscal year ended September 30, 2001, the Fund purchased securities issued by Bank of America Corp., which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 2001 the Fund held securities issued by Bank of America Corp. and Lehman Brothers Holdings Inc., with a market value of $14,985,440 and $4,872,045, respectively.

VII.   CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the

Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.  PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


       TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.  OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.



     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.   TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.



     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.



     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.   CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A for the one year and the life of the Fund (which commenced operations on November 25, 1998) periods ended September 30, 2001 were -1.49% and 0.66%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended September 30, 2001 were -1.86% and 0.79%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended September 30, 2001 were 2.14% and 1.82%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended September 30, 2001 were 4.23% and 2.90%, respectively.



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A for the one year and the life of the Fund periods ended September 30, 2001 were 3.97% and 2.59%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended September 30, 2001 were 3.14% and 1.82%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended September 30, 2001 were 3.14% and 1.82%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended September 30, 2001 were 4.23% and 2.90%, respectively.



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A for the one year and the life of the Fund periods ended September 30, 2001 were

3.97% and 7.54%, respectively. The total returns of Class B for the one year and the life of the Fund periods ended September 30, 2001 were 3.14% and 5.26%, respectively. The total returns of Class C for the one year and the life of the Fund periods ended September 30, 2001 were 3.14% and 5.26%, respectively. The total returns of Class D for the one year and the life of the Fund periods ended September 30, 2001 were 4.23% and 8.47%, respectively.



     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at September 30, 2001.



                                                                 INVESTMENT AT INCEPTION OF:
                                                     INCEPTION   ----------------------------
                       CLASS                           DATE:     $10,000   $50,000   $100,000
                       -----                         ---------   -------   -------   --------
Class A............................................  11/25/98    $10,189   $51,619   $104,314
Class B............................................  11/25/98     10,526    52,630    105,260
Class C............................................  11/25/98     10,526    52,630    105,260
Class D............................................  11/25/98     10,847    54,235    108,470


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII.   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended September 30, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Value Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (93.7%)
              Airlines (0.8%)
   129,500    Delta Air Lines, Inc. ...  $  3,412,325
    86,100    Northwest Airlines Corp.
               (Class A)*..............       982,401
                                         ------------
                                            4,394,726
                                         ------------
              Apparel/Footwear (1.3%)
   108,100    Liz Claiborne, Inc. .....     4,075,370
    97,000    VF Corp. ................     2,839,190
                                         ------------
                                            6,914,560
                                         ------------
              Auto Parts: O.E.M. (1.8%)
   101,300    Delphi Automotive Systems
               Corp. ..................     1,190,275
   140,000    Eaton Corp. .............     8,289,400
                                         ------------
                                            9,479,675
                                         ------------
              Building Products (0.3%)
    77,000    Masco Corp. .............     1,573,880
                                         ------------
              Cable/Satellite TV (1.0%)
   152,900    Comcast Corp. (Class A
               Special)*...............     5,484,523
     6,091    General Motors Corp.
               (Class H)*..............        81,193
                                         ------------
                                            5,565,716
                                         ------------
              Chemicals: Major Diversified (2.6%)
    92,500    Dow Chemical Co. (The)...     3,030,300
   156,800    Du Pont (E.I.) de Nemours
               & Co., Inc. ............     5,883,136
   152,100    Rohm & Haas Co. .........     4,982,796
                                         ------------
                                           13,896,232
                                         ------------
              Chemicals: Specialty (3.7%)
   127,700    Air Products & Chemicals,
               Inc. ...................     4,926,666
   413,600    Engelhard Corp. .........     9,554,160
   134,400    Praxair, Inc. ...........     5,644,800
                                         ------------
                                           20,125,626
                                         ------------
              Coal (0.8%)
   278,200    Massey Energy Co. .......     4,075,630
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Computer Peripherals (1.7%)
   163,000    Lexmark International,
               Inc.*...................  $  7,287,730
   222,900    Quantum Corp. - DLT &
               Storage Systems*........     1,818,864
                                         ------------
                                            9,106,594
                                         ------------
              Contract Drilling (1.0%)
   256,100    Nabors Industries,
               Inc.*...................     5,370,417
                                         ------------
              Electric Utilities (1.9%)
    82,400    Cinergy Corp. ...........     2,543,688
    72,800    Duke Energy Corp. .......     2,755,480
   187,700    Reliant Energy, Inc. ....     4,940,264
                                         ------------
                                           10,239,432
                                         ------------
              Electrical Products (0.7%)
    86,700    Cooper Industries,
               Inc. ...................     3,595,449
                                         ------------
              Electronic Distributors (0.3%)
    87,500    Avnet, Inc. .............     1,591,625
                                         ------------
              Electronic Production Equipment (0.3%)
   145,078    Axcelis Technologies,
               Inc.*...................     1,370,987
                                         ------------
              Electronics/Appliances (1.2%)
    42,400    Maytag Corp. ............     1,044,736
    98,800    Whirlpool Corp. .........     5,468,580
                                         ------------
                                            6,513,316
                                         ------------
              Finance/Rental/Leasing (3.0%)
    55,700    Fannie Mae...............     4,459,342
    84,400    Freddie Mac..............     5,486,000
    83,800    Household International,
               Inc. ...................     4,724,644
    75,200    Providian Financial
               Corp. ..................     1,515,280
                                         ------------
                                           16,185,266
                                         ------------
              Financial Conglomerates (2.6%)
   139,400    Citigroup, Inc. .........     5,645,700
    68,800    Hancock (John) Financial
               Services, Inc. .........     2,748,560
   160,650    J.P. Morgan Chase &
               Co. ....................     5,486,198
                                         ------------
                                           13,880,458
                                         ------------
              Food Retail (0.4%)
    74,600    Albertson's, Inc. .......     2,378,248
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Value Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Industrial Conglomerates (3.5%)
    25,900    Honeywell International,
               Inc. ...................  $    683,760
   188,700    Ingersoll-Rand Co. ......     6,378,060
    36,700    Textron, Inc. ...........     1,233,487
   142,000    Tyco International Ltd.
               (Bermuda)...............     6,461,000
    92,500    United Technologies
               Corp. ..................     4,301,250
                                         ------------
                                           19,057,557
                                         ------------
              Industrial Machinery (2.7%)
    92,400    Illinois Tool Works
               Inc. ...................     4,999,764
   272,100    Parker-Hannifin Corp. ...     9,333,030
                                         ------------
                                           14,332,794
                                         ------------
              Industrial Specialties (0.5%)
    62,200    PPG Industries, Inc. ....     2,845,650
                                         ------------
              Integrated Oil (5.5%)
    57,300    Amerada Hess Corp. ......     3,638,550
   155,000    BP PLC (ADR) (United
               Kingdom)................     7,621,350
    75,400    Chevron Corp.*...........     6,390,150
   153,300    Conoco, Inc. (Class
               B)*.....................     3,884,622
    94,600    Exxon Mobil Corp. .......     3,727,240
    68,600    Texaco, Inc. ............     4,459,000
                                         ------------
                                           29,720,912
                                         ------------
              Investment Banks/Brokers (0.9%)
    85,700    Lehman Brothers Holdings,
               Inc. ...................     4,872,045
                                         ------------
              Life/Health Insurance (0.9%)
   181,900    UnumProvident Corp. .....     4,592,975
                                         ------------
              Major Banks (8.1%)
   256,600    Bank of America Corp. ...    14,985,440
   229,578    FleetBoston Financial
               Corp. ..................     8,436,992
   121,000    KeyCorp..................     2,920,940
    67,600    PNC Financial Services
               Group, Inc. ............     3,870,100
   268,600    Wachovia Corp. ..........     8,326,600
   118,000    Wells Fargo & Co. .......     5,245,100
                                         ------------
                                           43,785,172
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Major Telecommunications (8.1%)
   180,000    AT&T Corp. ..............  $  3,474,000
   110,700    BellSouth Corp. .........     4,599,585
   207,300    SBC Communications,
               Inc. ...................     9,767,976
   260,900    Sprint Corp. (FON
               Group)..................     6,264,209
   125,468    Verizon Communications
               Inc. ...................     6,789,074
   863,300    WorldCom Group*..........    12,984,032
                                         ------------
                                           43,878,876
                                         ------------
              Managed Health Care (3.1%)
    49,400    CIGNA Corp. .............     4,097,730
   663,700    Health Net Inc.*.........    12,756,314
                                         ------------
                                           16,854,044
                                         ------------
              Medical Specialties (1.1%)
   156,900    Guidant Corp.*...........     6,040,650
                                         ------------
              Miscellaneous Commercial Services (0.3%)
    69,200    Sabre Holdings Corp.*....     1,850,408
                                         ------------
              Miscellaneous Manufacturing (1.1%)
   191,700    Dover Corp. .............     5,772,087
                                         ------------
              Motor Vehicles (0.9%)
   245,101    Ford Motor Co. ..........     4,252,502
     7,457    General Motors Corp. ....       319,905
                                         ------------
                                            4,572,407
                                         ------------
              Multi-Line Insurance (3.6%)
   110,500    American International
               Group, Inc. ............     8,619,000
   182,300    Hartford Financial
               Services Group, Inc.
               (The)...................    10,708,302
                                         ------------
                                           19,327,302
                                         ------------
              Oil & Gas Pipelines (0.7%)
    92,195    El Paso Corp. ...........     3,830,702
                                         ------------
              Oil & Gas Production (1.7%)
    77,300    Anardarko Petroleum
               Corp. ..................     3,716,584
    65,200    Kerr-McGee Corp. ........     3,384,532
    95,400    Occidental Petroleum
               Corp. ..................     2,322,036
                                         ------------
                                            9,423,152
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Value Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Oil Refining/Marketing (0.4%)
    78,300    USX-Marathon Group.......  $  2,094,525
                                         ------------
              Other Consumer Specialties (0.9%)
   146,800    Fortune Brands, Inc. ....     4,917,800
                                         ------------
              Packaged Software (2.9%)
   422,200    Computer Associates
               International, Inc. ....    10,867,428
   389,900    Compuware Corp.*.........     3,247,867
   171,000    Sybase Inc.*.............     1,590,300
                                         ------------
                                           15,705,595
                                         ------------
              Property - Casualty Insurers (4.6%)
    99,000    Allmerica Financial
               Corp. ..................     4,440,150
   123,200    Allstate Corp. (The).....     4,601,520
   103,100    Erie Indemnity Co. (Class
               A)......................     4,077,605
   279,500    St. Paul Companies,
               Inc. ...................    11,520,990
                                         ------------
                                           24,640,265
                                         ------------
              Pulp & Paper (0.4%)
    80,900    Georgia-Pacific Group....     2,329,111
                                         ------------
              Recreational Products (0.6%)
    97,100    Eastman Kodak Co. .......     3,158,663
                                         ------------
              Regional Banks (1.7%)
   146,800    City National Corp. .....     6,334,420
   138,300    U.S. Bancorp.............     3,067,494
                                         ------------
                                            9,401,914
                                         ------------
              Restaurants (1.0%)
   140,100    Tricon Global
               Restaurants, Inc.*......     5,494,722
                                         ------------
              Savings Banks (3.3%)
   463,150    Washington Mutual,
               Inc. ...................    17,822,012
                                         ------------
              Services to the Health Industry (4.4%)
 1,455,000    Healthsouth Corp.*.......    23,658,300
                                         ------------
              Specialty Insurance (0.4%)
    33,500    MGIC Investment Corp. ...     2,188,890
                                         ------------
              Specialty Stores (0.5%)
   153,300    Toys 'R' Us, Inc.*.......     2,641,359
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Tobacco (1.7%)
   194,800    Philip Morris Companies,
               Inc. ...................  $  9,406,891
                                         ------------
              Trucks/Construction/Farm
              Machinery (2.8%)
   230,000    Cummins Inc. ............     7,590,000
   258,800    Navistar International
               Corp.*..................     7,311,100
                                         ------------
                                           14,901,100
                                         ------------
              Total Common Stocks
              (Cost $534,620,015)......   505,375,717
                                         ------------
PRINCIPAL
AMOUNT IN
-----------
              Short-Term Investment (5.6%)
              Repurchase Agreement
 $  29,978    Joint repurchase
               agreement account 3.255%
               due 10/01/01 (dated
               09/28/01; proceeds
               $29,986,132) (a)
               (Cost $29,978,000)......    29,978,000
                                         ------------

Total Investments
(Cost $564,598,015) (b).....    99.3%     535,353,717
Other Assets in Excess of
Liabilities.................     0.7%       3,696,399
                               -----     ------------
Net Assets..................   100.0%    $539,050,116
                               =====     ============

---------------------------------------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
         The aggregate gross unrealized appreciation is $21,916,103 and the aggregate gross unrealized depreciation is $51,160,401, resulting in net unrealized depreciation of $29,244,298.

                       See Notes to Financial Statements

Morgan Stanley Value Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments in securities, at value
 (cost $564,598,015)...................  $535,353,717
Receivable for:
    Shares of beneficial interest
     sold..............................     7,439,400
    Dividends..........................       637,670
Prepaid expenses and other assets......        82,124
                                         ------------
    Total Assets.......................   543,512,911
                                         ------------
Liabilities:
Payable for:
    Investments purchased..............       851,971
    Shares of beneficial interest
     repurchased.......................     2,567,552
    Investment management fee..........       453,884
    Distribution fee...................       424,993
Accrued expenses and other payables....       164,395
                                         ------------
    Total Liabilities..................     4,462,795
                                         ------------
    Net Assets.........................  $539,050,116
                                         ============
Composition of Net Assets:
Paid-in-capital........................  $574,094,940
Net unrealized depreciation............   (29,244,298)
Accumulated net realized loss..........    (5,800,526)
                                         ------------
    Net Assets.........................  $539,050,116
                                         ============
Class A Shares:
Net Assets.............................   $26,350,231
Shares Outstanding (unlimited
 authorized, $.01 par value)...........     2,453,226
    Net Asset Value Per Share..........        $10.74
                                         ============
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
     asset value)......................        $11.33
                                         ============
Class B Shares:
Net Assets.............................  $470,658,693
Shares Outstanding (unlimited
 authorized, $.01 par value)...........    44,747,018
    Net Asset Value Per Share..........        $10.52
                                         ============
Class C Shares:
Net Assets.............................   $28,096,961
Shares Outstanding (unlimited
 authorized, $.01 par value)...........     2,670,926
    Net Asset Value Per Share..........        $10.52
                                         ============
Class D Shares:
Net Assets.............................   $13,944,231
Shares Outstanding (unlimited
 authorized, $.01 par value)...........     1,287,840
    Net Asset Value Per Share..........        $10.83
                                         ============

Statement of Operations
For the year ended September 30, 2001

Net Investment Loss:

Income
Interest................................  $  1,316,844
Dividends (net of $5,331 foreign
 withholding tax).......................     5,299,364
                                          ------------
    Total Income........................     6,616,208
                                          ------------
Expenses
Investment management fee...............     3,388,680
Distribution fee (Class A shares).......        35,991
Distribution fee (Class B shares).......     2,947,481
Distribution fee (Class C shares).......       174,348
Transfer agent fees and expenses........       381,919
Registration fees.......................       160,908
Professional fees.......................        60,811
Shareholder reports and notices.........        55,579
Custodian fees..........................        39,661
Trustees' fees and expenses.............        11,931
Other...................................         7,779
                                          ------------
    Total Expenses......................     7,265,088
                                          ------------
    Net Investment Loss.................      (648,880)
                                          ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain.......................       850,298
Net change in unrealized appreciation...   (36,419,674)
                                          ------------
    Net Loss............................   (35,569,376)
                                          ------------
Net Decrease............................  $(36,218,256)
                                          ============

                       See Notes to Financial Statements

Morgan Stanley Value Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................     $   (648,880)        $   (238,862)
Net realized gain (loss)....................................          850,298           (5,190,847)
Net change in unrealized appreciation.......................      (36,419,674)          17,155,502
                                                                 ------------         ------------
    Net Increase (Decrease).................................      (36,218,256)          11,725,793
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      441,555,349          (12,160,582)
                                                                 ------------         ------------
    Net Increase (Decrease).................................      405,337,093             (434,789)
Net Assets:
Beginning of period.........................................      133,713,023          134,147,812
                                                                 ------------         ------------
End of Period...............................................     $539,050,116         $133,713,023
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Value Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001

1. Organization and Accounting Policies

Morgan Stanley Value Fund (the "Fund"), formerly Morgan Stanley Dean Witter Value Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of the value of its total assets in common stocks and other equity securities that are believed to be relatively undervalued based primarily on price/earnings ratios, as well as on various other value measures. The Fund was organized as a Massachusetts business trust on June 9, 1998 and commenced operations on November 25, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or Morgan Stanley Investments, LP (the "Sub-Advisor"), formerly Miller Anderson & Sherrerd, LLP, an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation

Morgan Stanley Value Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require

Morgan Stanley Value Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $15,334,000 at September 30, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other

Morgan Stanley Value Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $2,000, $646,000, and $7,100, respectively and received approximately $287,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 aggregated $553,359,610 and $140,558,108, respectively.

For the year ended September 30, 2001 the Fund incurred brokerage commissions of $138,009 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At September 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $3,400.

5. Federal Income Tax Status

At September 30, 2001, the Fund had a net capital loss carryover of approximately $1,995,000 of which $424,000 will be available through September 30, 2008 and $1,571,000 will be available through September 30, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,664,000 during fiscal 2001.

As of September 30, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book-tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $648,880.

Morgan Stanley Value Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR                  FOR THE YEAR
                                                              ENDED                        ENDED
                                                       SEPTEMBER 30, 2001            SEPTEMBER 30, 2000
                                                   ---------------------------   --------------------------
                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                   -----------   -------------   -----------   ------------
CLASS A SHARES
Sold.............................................    4,185,851   $  49,005,997       502,221   $  4,797,957
Redeemed.........................................   (2,442,523)    (28,833,199)     (413,883)    (3,901,356)
                                                   -----------   -------------   -----------   ------------
Net increase - Class A...........................    1,743,328      20,172,798        88,338        896,601
                                                   -----------   -------------   -----------   ------------
CLASS B SHARES
Sold.............................................   45,435,545     521,312,515     8,504,467     81,787,506
Redeemed.........................................  (12,053,587)   (134,456,807)  (10,339,011)   (98,190,461)
                                                   -----------   -------------   -----------   ------------
Net increase (decrease) - Class B................   33,381,958     386,855,708    (1,834,544)   (16,402,955)
                                                   -----------   -------------   -----------   ------------
CLASS C SHARES
Sold.............................................    2,606,226      29,953,089       307,144      2,861,940
Redeemed.........................................     (557,984)     (6,289,095)     (361,153)    (3,367,143)
                                                   -----------   -------------   -----------   ------------
Net increase (decrease) - Class C................    2,048,242      23,663,994       (54,009)      (505,203)
                                                   -----------   -------------   -----------   ------------
CLASS D SHARES
Sold.............................................    1,518,312      17,791,232       975,765      9,196,171
Redeemed.........................................     (630,501)     (6,928,383)     (582,799)    (5,345,196)
                                                   -----------   -------------   -----------   ------------
Net increase - Class D...........................      887,811      10,862,849       392,966      3,850,975
                                                   -----------   -------------   -----------   ------------
Net increase (decrease) in Fund..................   38,061,339   $ 441,555,349    (1,407,249)  $(12,160,582)
                                                   ===========   =============   ===========   ============

Morgan Stanley Value Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR      NOVEMBER 25, 1998*
                                                            ENDED                ENDED                THROUGH
                                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                      ------------------   ------------------   -------------------
Class A Shares++
Selected Per Share Data:

Net asset value, beginning of period................         $10.33               $ 9.30               $10.00
                                                             ------               ------               ------

Income (loss) from investment operations:
    Net investment income...........................           0.06                 0.05                 0.05
    Net realized and unrealized gain (loss).........           0.35                 0.98                (0.74)
                                                             ------               ------               ------

Total income (loss) from investment operations......           0.41                 1.03                (0.69)
                                                             ------               ------               ------

Less dividends in excess of net investment income...             --                   --                (0.01)
                                                             ------               ------               ------

Net asset value, end of period......................         $10.74               $10.33               $ 9.30
                                                             ======               ======               ======

Total Return+.......................................           3.97%               11.08%               (6.88)%(1)

Ratios to Average Net Assets(3):
Expenses............................................           1.45%                1.58%                1.59 %(2)

Net investment income...............................           0.50%                0.51%                0.54 %(2)

Supplemental Data:
Net assets, end of period, in thousands.............        $26,350               $7,335               $5,779

Portfolio turnover rate.............................             45%                 158%                  52 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Value Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR      NOVEMBER 25, 1998*
                                                            ENDED                ENDED                THROUGH
                                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                      ------------------   ------------------   -------------------
Class B Shares++
Selected Per Share Data:

Net asset value, beginning of period................         $10.20               $ 9.25               $10.00
                                                             ------               ------               ------

Income (loss) from investment operations:
    Net investment loss.............................          (0.03)               (0.02)               (0.02)
    Net realized and unrealized gain (loss).........           0.35                 0.97                (0.72)
                                                             ------               ------               ------

Total income (loss) from investment operations......           0.32                 0.95                (0.74)
                                                             ------               ------               ------

Less dividends in excess of net investment income...             --                   --                (0.01)
                                                             ------               ------               ------

Net asset value, end of period......................         $10.52               $10.20               $ 9.25
                                                             ======               ======               ======

Total Return+.......................................           3.14 %              10.27 %              (7.45)%(1)

Ratios to Average Net Assets(3):
Expenses............................................           2.21 %               2.34 %               2.34 %(2)

Net investment loss.................................          (0.26)%              (0.25)%              (0.21)%(2)

Supplemental Data:
Net assets, end of period, in thousands.............       $470,659             $115,873             $122,040

Portfolio turnover rate.............................             45 %                158 %                 52 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Value Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR      NOVEMBER 25, 1998*
                                                            ENDED                ENDED                THROUGH
                                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                      ------------------   ------------------   -------------------
Class C Shares++
Selected Per Share Data:

Net asset value, beginning of period................         $10.20               $ 9.26               $10.00
                                                             ------               ------               ------

Income (loss) from investment operations:
    Net investment loss.............................          (0.03)               (0.02)               (0.01)
    Net realized and unrealized gain (loss).........           0.35                 0.96                (0.72)
                                                             ------               ------               ------

Total income (loss) from investment operations......           0.32                 0.94                (0.73)
                                                             ------               ------               ------

Less dividends in excess of net investment income...             --                   --                (0.01)
                                                             ------               ------               ------

Net asset value, end of period......................         $10.52               $10.20               $ 9.26
                                                             ======               ======               ======

Total Return+.......................................           3.14 %              10.15 %              (7.35)%(1)

Ratios to Average Net Assets(3):
Expenses............................................           2.21 %               2.34 %               2.21 %(2)

Net investment loss.................................          (0.26)%              (0.25)%              (0.08)%(2)

Supplemental Data:
Net assets, end of period, in thousands.............        $28,097               $6,349               $6,263

Portfolio turnover rate.............................             45 %                158 %                 52 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Value Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR      NOVEMBER 25, 1998*
                                                            ENDED                ENDED                THROUGH
                                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                      ------------------   ------------------   -------------------
Class D Shares++
Selected Per Share Data:

Net asset value, beginning of period................         $10.39               $ 9.32               $10.00
                                                             ------               ------               ------

Income (loss) from investment operations:
    Net investment income...........................           0.09                 0.07                 0.06
    Net realized and unrealized gain (loss).........           0.35                 1.00                (0.72)
                                                             ------               ------               ------

Total income (loss) from investment operations......           0.44                 1.07                (0.66)
                                                             ------               ------               ------

Less dividends in excess of net investment income...             --                   --                (0.02)
                                                             ------               ------               ------

Net asset value, end of period......................         $10.83               $10.39               $ 9.32
                                                             ======               ======               ======

Total Return+.......................................           4.23%               11.48%               (6.65)%(1)

Ratios to Average Net Assets(3):
Expenses............................................           1.21%                1.34%                1.34 %(2)

Net investment income...............................           0.74%                0.75%                0.79 %(2)

Supplemental Data:
Net assets, end of period, in thousands.............        $13,944               $4,156                  $66

Portfolio turnover rate.............................             45%                 158%                  52 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Value Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of

Morgan Stanley Value Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Value Fund (the "Fund"), formerly Morgan Stanley Dean Witter Value Fund, including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Value Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 12, 2001

                          MORGAN STANLEY VALUE FUND
                           PART C OTHER INFORMATION

Item 23.       Exhibits

1 (a). Declaration of Trust of the Registrant, dated June 9, 1998, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on July 7, 1998.

1 (b). Amendment to the Declaration of Trust of the Registrant dated June 18, 2001, filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 29, 1999.

3.             Not applicable.

4 (a). Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated July 22, 1998, is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

4 (b). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investments LP, dated July 22, 1998, is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

5 (a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

5 (b). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated July 22, 1998, is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 29, 1999.

6.             Not Applicable

7 (a). Custody Agreement between The Bank of New York and the Registrant, dated July 22, 1998, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

7 (b). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, filed herein.

7 (c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 30, 2000.

8 (b). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 9 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

9 (a). Opinion of Barry Fink, Esq., dated September 3, 1998, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

9 (b). Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

10.            Consent of Independent Auditors, filed herein.

11.            Not applicable.

12.            Not applicable.

13. Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 22, 1998, is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.            Not applicable.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed herein.

16(b).         Code of Ethics of the Morgan Stanley Funds, filed herein.

Other. Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 3, 1998 and Exhibit (Other) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 30, 2000.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
           None

ITEM 25.   INDEMNIFICATION.
     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

           Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

           The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
        See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

        THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY DEAN WITTER TRUST FSB ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and Morgan Stanley
                                            Trust; President, Chief Executive Officer
                                            and Director of Morgan Stanley Services;
                                            President of the Morgan Stanley Funds;
                                            Executive Vice President and Director of
                                            Morgan Stanley DW; Director of Morgan
                                            Stanley Investment Management Inc.; Member
                                            of the Executive Committee of Morgan Stanley
                                            Investments LP; Director of various Morgan
                                            Stanley subsidiaries; Trustee of various Van
                                            Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary, General Counsel                  General Counsel and Director of Morgan Stanley Services;
and Director                                Vice President and Secretary of Morgan Stanley Distributors; Vice
                                            President, Secretary and General Counsel of the Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP; Director of
                                            Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds; Managing
                                            Director and Executive Committee member of
                                            Morgan Stanley Investments LP; Chairman of
                                            Morgan Stanley Institutional Fund Trust;
                                            Director of Morgan Stanley Distribution,
                                            Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------------
Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean Witter
Investment
                                            Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of Morgan Stanley
                                            Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director





ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)     Active Assets California Tax-Free Trust
(2)     Active Assets Government Securities Trust
(3)     Active Assets Institutional Money Trust
(4)     Active Assets Money Trust
(5)     Active Assets Premier Money Trust
(6)     Active Assets Tax-Free Trust
(7)     Morgan Stanley 21st Century Trend Fund
(8)     Morgan Stanley Aggressive Equity Fund
(9)     Morgan Stanley All Star Growth Fund
(10)    Morgan Stanley American Opportunities Fund
(11)    Morgan Stanley Balanced Growth Fund
(12)    Morgan Stanley Balanced Income Fund
(13)    Morgan Stanley California Tax-Free Daily Income Trust
(14)    Morgan Stanley California Tax-Free Income Fund
(15)    Morgan Stanley Capital Growth Securities
(16)    Morgan Stanley Competitive Edge Fund, "Best Ideas Portfolio"
(17)    Morgan Stanley Convertible Securities Trust
(18)    Morgan Stanley Developing Growth Securities Trust
(19)    Morgan Stanley Diversified Income Trust
(20)    Morgan Stanley Dividend Growth Securities Inc.
(21)    Morgan Stanley Equity Fund
(22)    Morgan Stanley European Growth Fund Inc.
(23)    Morgan Stanley Federal Securities Trust
(24)    Morgan Stanley Financial Services Trust
(25)    Morgan Stanley Fund of Funds
(26)    Morgan Stanley Global Dividend Growth Securities
(27)    Morgan Stanley Global Utilities Fund
(28)    Morgan Stanley Growth Fund

(29)    Morgan Stanley Hawaii Municipal Trust
(30)    Morgan Stanley Health Sciences Trust
(31)    Morgan Stanley High Yield Securities Inc.
(32)    Morgan Stanley Income Builder Fund
(33)    Morgan Stanley Information Fund
(34)    Morgan Stanley Intermediate Income Securities
(35)    Morgan Stanley International Fund
(36)    Morgan Stanley International SmallCap Fund
(37)    Morgan Stanley International Value Equity Fund
(38)    Morgan Stanley Japan Fund
(39)    Morgan Stanley KLD Social Index Fund
(40)    Morgan Stanley Latin American Growth Fund
(41)    Morgan Stanley Limited Term Municipal Trust
(42)    Morgan Stanley Liquid Asset Fund Inc.
(43)    Morgan Stanley Market Leader Trust
(44)    Morgan Stanley Mid-Cap Equity Trust
(45)    Morgan Stanley Mid-Cap Value Fund
(46)    Morgan Stanley Multi-State Municipal Series Trust
(47)    Morgan Stanley Nasdaq-100 Index Fund
(48)    Morgan Stanley Natural Resource Development Securities Inc.
(49)    Morgan Stanley New Discoveries Fund
(50)    Morgan Stanley New York Municipal Money Market Trust
(51)    Morgan Stanley New York Tax-Free Income Fund
(52)    Morgan Stanley Next Generation Trust
(53)    Morgan Stanley North American Government Income Trust
(54)    Morgan Stanley Pacific Growth Fund Inc.
(55)    Morgan Stanley Prime Income Trust
(56)    Morgan Stanley Real Estate Fund
(57)    Morgan Stanley S&P 500 Index Fund
(58)    Morgan Stanley S&P 500 Select Fund
(59)    Morgan Stanley Short-Term Bond Fund
(60)    Morgan Stanley Short-Term U.S. Treasury Trust
(61)    Morgan Stanley Small Cap Growth Fund
(62)    Morgan Stanley Special Value Fund
(63)    Morgan Stanley Strategist Fund
(64)    Morgan Stanley Tax-Exempt Securities Trust
(65)    Morgan Stanley Tax-Free Daily Income Trust
(66)    Morgan Stanley Tax-Managed Growth Fund
(67)    Morgan Stanley Technology Fund
(68)    Morgan Stanley Total Market Index Fund
(69)    Morgan Stanley Total Return Trust
(70)    Morgan Stanley U.S. Government Money Market Trust
(71)    Morgan Stanley U.S. Government Securities Trust
(72)    Morgan Stanley Utilities Fund
(73)    Morgan Stanley Value-Added Market Series
(74)    Morgan Stanley Value Fund
(75)    Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                  POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
----                  ------------------------------------------------------
James F. Higgins      Director

Philip J. Purcell     Director

John Schaeffer        Director

Charles Vadala        Senior Vice President and Financial Principal.


ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.     MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30.     UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of November, 2001.

                                                   MORGAN STANLEY VALUE FUND

                                                   By: /s/ Barry Fink
                                                       ------------------------
                                                           Barry Fink
                                                           Vice President and
                                                           Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                                 Title                              Date
        ----------                                 -----                              ----

(1) Principal Executive Officer             Chairman, Chief Executive Officer
                                            and Trustee

By:/s/  Charles A. Fiumefreddo                                                      11/28/01
   ---------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By: /s/  Thomas F. Caloia                                                           11/28/01
   ---------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/   Barry Fink                                                                11/28/01
   ---------------------------
          Barry Fink
          Attorney-in-Fact

    Michael Bozic            Manuel H. Johnson
    Edwin J. Garn            Michael E. Nugent
    Wayne E. Hedien          John L. Schroeder

By: /s/   David M. Butowsky                                                         11/28/01
   ---------------------------
          David M. Butowsky
          Attorney-in-Fact

                          MORGAN STANLEY VALUE FUND
                                EXHIBIT INDEX

1 (b).   Amendment to the Declaration of Trust of the Registrant dated June 18, 2001

7 (b).   Amendment dated June 15, 2001 to the Custody Agreement of the Registrant

7 (c).   Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June
         15, 2001

10.      Consent of Independent Auditors

14.      Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001

16(a).   Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc.,
         as well as other Morgan Stanley affiliated entities

16(b).   Code of Ethics of the Morgan Stanley Funds